UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2003

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

            Oregon                   0-27938                        93-1193156
  (State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)              File Number)           Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events

On August 1, 2003, The Board of Directors of Columbia Bancorp (the "Registrant") announced a stock repurchase program. Refer to attached Exhibit 99.1
Press Release for details.

Item 7. Exhibits.

(c) Exhibits

99.1     Press Release dated August 1, 2003.

Item 9.  Regulation FD Disclosure.

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On August 1, 2003, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing a stock repurchase program. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 2003         /s/ Roger L. Christensen
                               ------------------------
                               Roger L. Christensen, President and
                               Chief Executive - Columbia River Bank;
                               President and Chief Executive Officer
                               - Columbia Bancorp

Dated:  August 1, 2003         /s/ Greg B. Spear
                               ------------------
                               Greg B. Spear, Executive Vice President,
                               Chief Financial Officer - Columbia River Bank;
                               and Chief Financial Officer - Columbia Bancorp